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                                                                  EXHIBIT 10.25

                               SECOND AMENDMENT TO

                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

        THIS SECOND AMENDMENT TO AMENDED AND RESTATED PARTICIPATION AGREEMENT (this "Amendment"), dated as of August 17, 2001, is entered into by and among:

                (1) LSI LOGIC CORPORATION, a Delaware corporation ("Lessee");

                (2) ABN AMRO BANK N.V., KEYBANK NATIONAL ASSOCIATION, FBTC LEASING CORP., as "Lessors" under the Amended and Restated Participation Agreement referred to in Recital A below (collectively in such capacity, "Lessors");

                (3) ABN AMRO BANK N.V., as agent for Lessors (in such capacity, "Lessor Agent");

                (4) Each of the financial institutions currently a "Participant" under the Amended and Restated Participation Agreement referred to in Recital A below (collectively in such capacity, the Participants"); and

                (5) ABN AMRO BANK N.V., as agent for the Participants (in such capacity, "Agent").

                                    RECITALS

        A. Lessee, Lessors, Lessor Agent, the Participants and Agent are parties to an Amended and Restated Participation Agreement, dated as of April 18, 2000 (the "Participation Agreement"), which amended and restated a Participation Agreement, dated as of March 31, 2000. The Participation Agreement was further amended by the First Amendment to Amended and Restated Participation Agreement, dated as of August 2, 2001.

        B. Lessee, Lessors, Lessor Agent, the Participants and Agent now wish to amend the Participation Agreement to clarify certain provisions and have agreed to effect such amendments upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


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        1. DEFINITIONS; INTERPRETATION. Unless otherwise indicated in this
Amendment, (a) each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Amendment, shall have the meaning given to that term in such Schedule 1.01 and (b) the rules of interpretation set forth in
Schedule 1.02 to the Participation Agreement shall apply to this Amendment and are incorporated herein by this reference.

        2. AMENDMENTS TO PARTICIPATION AGREEMENT. The Participation Agreement is hereby amended as follows:

                (a) Section 5.03(c) is amended to read in its entirety as follows:

                Minimum Consolidated Tangible Net Worth. Lessee will maintain Consolidated Tangible Net Worth (exclusive of the cumulative translation adjustment account as reported in the consolidated balance sheet of Lessee and its Subsidiaries as of such date) as of the end of each fiscal quarter of not less than (i) $1,100,000,000 plus (ii) one hundred percent (100%) of the Net Proceeds received by Lessee or any of its Subsidiaries from the sale or issuance of equity securities (including equity securities issued upon the conversion of Subordinated Debt or (regardless of whether included in the definition of "Subordinated Debt") Existing Subordinated Debt) to any Person other than Lessee or any of its Subsidiaries after July 1, 2001, plus (iii) eighty percent (80%) of the sum of Consolidated Net Income, if such sum is positive, for each fiscal quarter elapsed after July 1, 2001, minus (iv) the net value of Lessee stock not exceeding $250,000,000 in aggregate amount repurchased by Lessee pursuant to employee stock ownership and purchase plans (provided that Lessee shall not so repurchase stock in an aggregate amount which exceeds five percent (5%) of its stock outstanding as of the last day of such fiscal quarter).

                (b) Section 5.03(d) is amended to read in its entirety as follows:

                Debt Service Coverage Ratio. Lessee will maintain a ratio of (i) Consolidated EBITDA to (ii) the sum of Consolidated CMLTD, plus Consolidated Interest Expense, plus Capitalized Interest, that is not less than 2.00 to 1.00 for the fiscal quarter ending September 30, 2002 and each subsequent fiscal quarter, calculated as of the end of each such fiscal quarter.

                (c) Section 5.03 is amended to add new clauses (f) and (g):

                        (f) Cash Coverage Ratio. Lessee shall maintain a ratio
                of cash to Senior Debt of 1.35:1; provided, however, that at any time on or after November 15, 2002, this covenant shall be terminated if the following conditions are met: (i) Consolidated Tangible Net Worth is greater than $1,900,000,000 as of the end of the most current fiscal quarter covered by the last compliance certificate delivered by Lessee pursuant to Section 5.01(a)(iii) of the Participation Agreement; (ii) Lessee is in compliance with Section 5.03(d); and (iii) no other Event of Default shall have occurred or shall be occurring. For the purpose of this clause (f), "cash" shall mean unrestricted and unencumbered cash, cash equivalents and




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                marketable securities classified on Lessee's balance sheet, on a consolidated basis, as current assets in accordance with GAAP.

                        (g) Minimum Quarterly EBITDA. Lessee shall not permit
                its EBITDA for each of the fiscal quarters on the last day of such fiscal quarter set forth below to be less than the respective amounts set forth below:

                      September 2001               $(130,000,000)

                      December 2001                $ (30,000,000)

                      March 2002                   $  10,000,000

                      June 2002                    $  10,000,000

                (d) Schedule 1.01 is amended by adding thereto, in the appropriate alphabetical order, the following definitions:

                "Intangible Assets" shall have the meaning given to that term in the definition of "Consolidated Tangible Net Worth" in this Schedule 1.01.

                "Net Proceeds" shall mean, with respect to any sale of any asset (including any sale of assets to be leased back in connection with a "synthetic" lease of such assets) or any sale or issuance of any Indebtedness or equity securities by any Person, the aggregate consideration received by such Person (excluding Intangible Assets directly or indirectly received) from such sale or issuance less the sum of the actual amount of the reasonable fees and commissions payable to Persons other than such Person or any Affiliate of such Person, the reasonable legal expenses and other costs and expenses directly related to such sale or issuance that are to be paid by such Person.

                (e) Schedule 1.01 is further amended by changing the following definitions to read in their entirety as follows:

                "Applicable Margin" shall mean:

                        (a) The per annum margin which is determined pursuant to
                the Pricing Grid and added to the LIBO Rate with respect to the LIBOR Rental Rate; or

                        (b) Zero percent (0%) per annum with respect to the
                Alternate Rental Rate;

                provided, however, that each Applicable Margin set forth in subparagraphs (a) and (b) of this definition shall be increased by two percent (2.0%) per annum on the date an Event of Default occurs and shall continue at such increased rate unless and until such Event of Default is cured or waived in accordance with this Agreement (the Applicable Margins shall be determined as provided in the Pricing Grid and may change for each Pricing Period); provided, further, that for so long as Lessee is required to perform its obligations under Section 5.03(f), the




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                applicable Pricing Period shall be the Level 3 Period and the
                Applicable Margin for the LIBOR Rental Rate for such Level 3 Period shall be calculated by adding five-eighths of one percent (0.625%) per annum to each such margin or rate; and provided, further, that for so long as Lessee is required to perform its obligations under Section 5.03(f), the Applicable Margin with respect to the Alternate Rental Rate shall be calculated by adding five-eighths of one percent (0.625%) per annum to each such margin or rate.

                "Consolidated Tangible Net Worth" shall mean, as of any date of determination, Consolidated Total Assets minus Consolidated Total Liabilities, minus (a) all assets which would be classified in a separate account as intangible assets in accordance with GAAP, including goodwill, organizational expense, research and development expense, capitalized software, patent applications, patents, trademarks, trade names, brands, copyrights, trade secrets, customer lists, licenses, franchises and covenants not to compete ("Intangible Assets"), (b) all unamortized debt discount and expense and (c) all treasury stock; provided, however, that to the extent otherwise included in the amount set forth in the foregoing clause (a) of this definition, there shall be excluded from such amount the sum of all engineering costs incurred in connection with the development of major production capabilities at new manufacturing facilities or refurbishment of an existing facility or with respect to introducing a new manufacturing process to existing or new manufacturing facilities and which are classified as a fixed asset and capitalized on the consolidated balance sheet of Lessee in accordance with GAAP.

        3. REPRESENTATIONS AND WARRANTIES. Lessee hereby represents and warrants to Lessors, Lessor Agent, the Participants and Agent that, after giving effect to the provisions hereunder, the following will be true and correct on the date hereof:

                (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date);

                (b) No Default has occurred and is continuing; and

                (c) All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents," Lessee expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)




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        4. EFFECTIVENESS OF AMENDMENTS. The amendments set forth in Paragraph 2 above shall become effective upon receipt by Agent of (a) this Amendment duly executed by Lessee and the Required Participants and (b) for the benefit of each Participant that (i) duly executes this Amendment and the waiver and consent of
Section 5.03(c) of the Participation Agreement for the period of June 30, 2001 through August 20, 2001 (the "Waiver") prior to 12:00 noon San Francisco time on August 14, 2001 or (ii) duly executed the Waiver by 12:00 noon San Francisco time on August 14, 2001 and duly executes this Amendment by 12:00 noon San Francisco time on August 17, 2001, amendment fees equal to one-fourth of one percent (0.25%) (which includes the one-twentieth of one percent (0.05%) pursuant to the Waiver) of each such Participant's respective aggregate Outstanding Participation Amount. Upon such receipt, this Amendment shall be deemed to amend the Participation Agreement from the original date thereof as though incorporated in the Participation Agreement as originally executed; subject, however, to the following: in order to more accurately reflect the intention of the parties, the following amendments set forth in Paragraph 2 above shall be effective as of March 31, 2001: (i) the definition of "Consolidated Tangible Net Worth"; (ii) the definition of "Intangible Assets"; and (iii) the definition of "Net Proceeds."

        5. EFFECT OF THIS AMENDMENT. During the period that the amendments set forth in Paragraph 2 above are effective, each reference in the Participation Agreement and the other Operative Documents to the Participation Agreement shall mean the Participation Agreement as amended by this Amendment. Except as expressly amended pursuant hereto, (a) the Participation Agreement and the other Operative Documents shall remain unchanged and in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lessors, Lessor Agent, the Participants or Agent, nor constitute a waiver of any provision of the Participation Agreement or any other Operative Document.

        6. MISCELLANEOUS.

               (a) Binding Effect. This Amendment shall be binding upon and inure to the benefit of Lessee, Lessors, the Participants, Lessor Agent, Agent and their respective permitted successors and assigns. All references in this Amendment to any Person shall be deemed to include all successors and assigns of such Person.

               (b) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                            [Signature pages follow]




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        IN WITNESS WHEREOF, Lessee and the Required Participants have caused this Second Amendment to Restated Participation Agreement to be executed as of the day and year first above written.

LESSEE:                             LSI LOGIC CORPORATION

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________


PARTICIPANTS:                       ABN AMRO BANK N.V.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    BANK ONE, N.A.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    BANQUE NATIONALE DE PARIS

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    THE DAI-ICHI KANGYO BANK, LTD.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    WELLS FARGO BANK NATIONAL ASSOCIATION

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________


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                                    FBTC LEASING CORP.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    THE FUJI BANK, LIMITED

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    KEYBANK NATIONAL ASSOCIATION

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    NATIONAL CITY BANK

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    SMBC LEASING AND FINANCE, INC.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:______________________________________
                                          Name:______________________________
                                          Title:_____________________________